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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 1997 with respect to the combined financial statements of Aero-Mod, Inc. and Affiliates included in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-25249) and related Prospectus of Waterlink, Inc. for the registration of shares of its common stock.


                                          Sincerely

                                          Sink, Gillmore & Gordon LLP

                                          James L. Gordon, C.P.A.

Manhattan, Kansas

May 22, 1997